SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 20, 1995



                         Joslyn Corporation
         (Exact name of registrant as specified in charter)



    Illinois                  0-1252                36-3560095
(State or other          (Commission File        (IRS Employer
jurisdiction of              Number)             Identification
incorporation)                                        No.)



30 South Wacker Drive, Chicago, Illinois                60606
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (312) 454-2900



                         Not applicable
  (Former name or former address, if changed since last report)




                      EXHIBIT INDEX ON PAGE 4






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Item 5.  Other Events


        On July 7, 1995, the Registrant received an unsolicited proposal by Danaher Corporation to acquire all of the common stock of the Registrant, other than shares held by Danaher Corporation, for $32 per share. On
July 20, 1995, the Registrant issued a press release relating to its response to such proposal, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.




Item 7.   Financial Statements and Exhibits.

     (c)  99.1      Press Release dated July 20, 1995























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                              SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                      JOSLYN CORPORATION




                                      /s/ Lawrence G. Wolski
                                      _______________________
                                      Lawrence G. Wolski
                                      Acting Chief Executive Officer





Dated:  July 20, 1995
























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                            EXHIBIT INDEX





Exhibit
Number         Description of Exhibit


99.1           Press Release dated July 20, 1995.




























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